Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350

The undersigned, John M. Fluke, Jr., the Interim Principal Executive Officer of CellCyte Genetics Corporation, hereby certifies, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Annual Report on Form 10-K of CellCyte Genetics Corporation, for the year ended December 31, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of CellCyte Genetics Corporation.

Date:

April 14, 2014.

/s/ “John M. Fluke, Jr.”___
John M. Fluke, Jr. Interim Principal Executive Officer

__________

Exhibit 32.2

CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350

The undersigned, Randy A. Lieber, the Principal Accounting Officer of CellCyte Genetics Corporation, hereby certifies, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Annual Report on Form 10-K of CellCyte Genetics Corporation, for the year ended December 31, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of CellCyte Genetics Corporation.

Date:

April 14, 2014.

/s/ “Randy A. Lieber”___
Randy A. Lieber Principal Accounting Officer

__________